EXHIBIT 23(a)



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         We consent to the use of our reports incorporated herein by reference.



                                           /s/ KPMG LLP

Minneapolis, Minnesota
June 5, 2000


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